UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                DECEMBER , 2010

                              HIGH PLAINS GAS INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                    333-125068           26-3633813
(State or other jurisdiction   (Commission File No.)  (IRS Employer ID)
     of incorporation)

                               3601 SOUTHERN DR.
                            GILLETTE, WYOMING 82718
             (Address of principal executive offices and Zip Code)

                                 (307) 686-5030
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective December 9, 2010 we engaged Eide Bailly, LLP ("Eide Bailly")as our independent registered firm of Certified Public Accountants, with the approval of our board of directors. Accordingly, we terminated Chang G. Park, CPA, the previous auditor, effective December 9, 2010. Chang G. Park, CPA's report on the financial statements as of and for the year ended March 31, 2010 and review report for the six months ended September 30, 2010 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles save and except for a "going concern"
qualification provided with the overall audit opinion. Eide Bailly was not consulted on any matter relating accounting principles to a specific transaction, either completed or proposed, the type of an audit opinion that might be rendered on our financial statements or a reportable event. From March 31, 2009 through the subsequent year ended March 31, 2010, and since that year end, there were no disagreements with Chang G. Park, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Chang G. Park, CPA, would have caused Chang G. Park, CPA, to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such periods. We provided Chang G. Park, CPA with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Chang G. Park, CPA is filed as Exhibit 16.1 to the Form 8-K dated December 9,2010 and no disagreement was reported.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit No.     Description
-----------     -----------
16.1            Letter from Chang G. Park, CPA.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of  December, 2010

                              HIGH PLAINS GAS INC.

                              BY: \s\ Mark D. Hettinger
                                  ---------------------
                              Mark D. Hettinger, President, Principal Executive Officer and a Member of the Board of Directors.